EXHIBIT 10.1

                             SUBORDINATION AGREEMENT

BORROWER:              TEGAL  CORPORATION AND ITS  SUBSIDIARIES  SPUTTERED
                       FILMS,  INC.,  TEGAL GERMANY,  TEGAL JAPAN, INC. AND
                       TEGAL ITALY, SRL

SUBORDINATING
CREDITOR:              SILICON VALLEY BANK

DATE:                  JUNE 30, 2003


THIS SUBORDINATION AGREEMENT is executed by the above-named Subordinating Creditor ("Subordinating Creditor") in favor of Orin Hirschman ("Secured
Party"),  as  collateral  agent for the  holders of the 2%  Convertible  Secured
Debentures due June 30, 2011 of Tegal Corporation (as amended or otherwise modified from time to time, the "Debentures"), whose address is 1231 East 10th Street, Brooklyn, New York 11230, with respect to the above-named Borrower (collectively, "Borrower"). The Subordinating Creditor hereby agrees as follows:

   1. SUBORDINATION OF SECURITY INTEREST. All security interests now or hereafter acquired by Secured Party in any or all of the Collateral (as defined below), in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest shall at all times be prior and superior to any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by the Subordinating Creditor in the Collateral (the "Subordinate Interest"). Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Upon any disposition of any of the Collateral by Secured Party, the Subordinating Creditor agrees, if requested by Secured Party, to promptly execute and deliver any and all releases or other documents or agreements which Secured Party reasonably deems necessary to accomplish a disposition thereof free of the Subordinate Interest.

   2. "COLLATERAL." As used in this Agreement, "Collateral" shall mean all of the following types of property, in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest, wherever located:

       (a) any and all copyrights (whether registered or unregistered), copyright rights, copyright applications, copyright registrations, mask works, mask work applications and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret;

        (b) any and all trade secrets, know-how, customer lists, franchise, systems, inventions, designs, blueprints, engineering drawings, proprietary products, technology, proprietary rights and any and all intellectual property rights in computer software, computer programs and computer software products, including source code on any proprietary or licensed software;

        (c) any and all patents and patent applications, and all registrations, applications and recordings thereof, including, without limitation, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and all applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, or any foreign country;

        (d) any and all trademarks (whether registered or unregistered) and trademark applications, trade names, fictitious business names, service marks (whether registered or unregistered), service mark applications and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any foreign country;

       (e) any and all license agreements with respect to any Patent or Trademark; and

       (f) All products and proceeds of any and all of the foregoing; provided that the Collateral shall not include (without limitation) the following (collectively, "Excluded Assets"): any accounts or payment intangibles generated from the licensing of any Collateral prior to the "Date of Disposition" of such Collateral by Secured Party with respect to periods ending prior to such date (which shall include, for example, an account for an item of inventory sold by Borrower prior to the date Secured Party foreclosed upon a copyright of Borrower even if software represented by said copyright was integrated into such item of inventory), inventory, equipment, or deposit accounts of Borrower, even if (i) the account or payment intangible is a royalty, license fee or other proceed of the sale or license of copyrighted material, or (ii) the inventory or equipment has an intellectual property right of Borrower associated with it (e.g., if an item of inventory has a logo of Borrower stamped thereon or was manufactured pursuant to a patent held by Borrower; or if an item of equipment of Borrower contains software necessary for the equipment's operation, which was licensed to Borrower in connection with Borrower's purchase of such equipment). For purposes of the foregoing, "Date of Disposition" shall mean the later of the date Secured Party disposes of such Collateral pursuant to its remedies as a secured party or the date Secured Party gives written notice of such disposition to Subordinating Creditor (without limitation on any right Subordinating Creditor may have to be given notice prior to disposition).

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

   3. DISPOSITION OF COLLATERAL. The Subordinating Creditor agrees that, until Secured Party has received payment in full of all indebtedness, liabilities, guarantees and other obligations of the Borrower to Secured Party and the holders of the Debentures, now existing or hereafter arising (the "Secured Party Debt"), Secured Party may dispose of, and exercise any other rights with respect to, any or all of the Collateral, free of the Subordinate Interest without the consent of the Subordinating Creditor, provided that the Subordinating Creditor retains any rights it may have as a junior secured creditor with respect to the surplus, if any, arising from any such disposition or enforcement.

   4. MODIFICATIONS TO SECURED PARTY DEBT; WAIVERS. Until Secured Party has received payment in full of all Secured Party Debt, the Subordinating Creditor agrees that, in addition to any other rights that Secured Party and the holders of the Debentures may have at law or in equity, Secured Party and the holders of the Debentures may at any time, and from time to time, without the Subordinating Creditor's consent and without notice to the Subordinating Creditor, renew, extend or increase any of the Secured Party Debt or that of any other person at any time directly or indirectly liable for the payment of any Secured Party Debt, accept partial payments of the Secured Party Debt, settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Secured Party Debt, make loans or advances to the Borrower secured in whole or in part by the Collateral or refrain from making any loans or advances to the Borrower, change, waive, alter or vary the interest charge on, or any other terms or provisions of the Secured Party Debt, any Debenture, or any present or future instrument, document or agreement between Secured Party, the holders of the Debentures and the Borrower, release, exchange, fail to perfect, delay the perfection of, fail to resort to, or realize upon any Collateral, and take any other action or omit to take any other action with respect to the Secured Party Debt or the Collateral as Secured Party deems necessary or advisable in Secured Party's sole discretion. The Subordinating Creditor waives any right to require Secured Party to marshal any assets in favor of the Subordinating Creditor or against or in payment of any or all of the Secured Party Debt. Subordinating Creditor further waives any defense arising by reason of any claim or defense based upon an election of remedies by Secured Party which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes the Subordinating Creditor's subrogation rights, rights to proceed against the Borrower for reimbursement, and/or any other rights of the Subordinating Creditor in connection with the Collateral.

   5. STANDSTILL. Until the Secured Party Debt has been paid and performed in full, the Subordinating Creditor shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing; provided that Subordinating Creditor shall not (without limitation) in any manner be prevented or constrained from exercising any rights or remedies that it may have with respect to any Excluded Collateral or other assets of Borrower not constituting Secured Party's Collateral (as that term is used herein) or from using customer information for purposes of collecting accounts and payment intangibles. Until the Secured Party Debt has been paid and performed in full, if (notwithstanding the foregoing limitations on Subordinating Creditor exercising its remedies) Subordinating Creditor shall receive any Collateral in connection with the enforcement of any of its rights and remedies with respect to Collateral, the Subordinating Creditor shall promptly deliver such Collateral to Secured Party.

   6. NO COMMITMENT. It is understood and agreed that this Agreement shall in no way be construed as a commitment or agreement by Secured Party and the holders of the Debentures to continue financing arrangements with the Borrower and that Secured Party and the holders of the Debentures may terminate such arrangements at any time, in accordance with Secured Party's agreements with the Borrower.

   7. FINANCIAL CONDITION OF BORROWER. The Subordinating Creditor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of non-payment of the Secured Party Debt and the indebtedness of Borrower to Subordinating Creditor.

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

   8. GENERAL. The word "indebtedness" is used in this agreement in its most comprehensive sense and includes without limitation any and all present and future loans, advances, credit, debts, obligations, liabilities, representations, warranties, and guarantees, of any kind and nature, absolute or contingent, liquidated or unliquidated, and individual or joint. This Agreement is solely for the benefit of Secured Party, as the collateral agent for the holders of the Debentures, and Secured Party's successors and assigns, and neither the Borrower nor any other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. All of Secured Party's rights and remedies hereunder and under applicable law are cumulative and not exclusive. This Agreement sets forth in full the terms of agreement between the parties with respect to the subject matter hereof, and may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by Secured Party and the Subordinating Creditor. In the event of any litigation between the parties based upon or arising out of this Agreement, the prevailing party shall be entitled to recover all of its costs and expenses (including without limitation attorneys fees) from the non-prevailing party. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York. This Agreement shall be binding upon the Subordinating Creditor and its successors and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

   11. MUTUAL WAIVER OF JURY TRIAL; JURIDICTION. SUBORDINATING CREDITOR AND SECURED PARTY EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SUBORDINATING CREDITOR AND SECURED PARTY; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF SUBORDINATING CREDITOR OR SECURED PARTY OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SUBORDINATING CREDITOR OR SECURED PARTY; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. SUBORDINATING CREDITOR AND SECURED PARTY HEREBY AGREE THAT ANY JUDICIAL PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT, WITHOUT LIMITATION, IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICATION IN THE STATE OF NEW YORK, AND THEY HEREBY ACCEPT, WITHOUT LIMITATION, THE NON-EXCLUSIVE JURISDICTION OF SAID COURTS LOCATED IN THE STATE OF NEW YORK. SUBORDINATING CREDITOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF SAID COURTS LOCATED IN THE STATE OF NEW YORK AND SHALL NOT ASSERT ANY DEFENSE BASED UPON LACK OF JURISDICTION OR VENUE BASED UPON FORUM NON CONVENIENS WITH RESPECT TO SAID COURTS.

"SUBORDINATING CREDITOR:"

         SILICON VALLEY BANK


         BY    /S/  PATRICK O'DONNELL
               PRESIDENT OR VICE PRESIDENT
         ADDRESS:   3003 TASMAN DRIVE
                    SANTA CLARA, CALIFORNIA 95054
                    ATTN:  MICHAEL WHITE AND
                    BRENDA PENROD



                        CONSENT AND AGREEMENT OF BORROWER

   The undersigned Borrower hereby approves of, agrees to and consents to all of the terms and provisions of the foregoing Subordination Agreement and agrees to be bound thereby. Borrower further agrees that, at any time and from time to time, the foregoing Agreement may be altered, modified or amended by Secured
Party and the Subordinating Creditor without notice to or the consent of Borrower.



   BORROWER:

         TEGAL CORPORATION


         BY        /S/  THOMAS R. MIKA
                  PRESIDENT OR VICE PRESIDENT


         SPUTTERED FILMS, INC.


         BY        /S/   THOMAS R. MIKA
                  PRESIDENT OR VICE PRESIDENT


         TEGAL GERMANY


         BY        /S/   LOUIS VONARB
                  PRESIDENT OR VICE PRESIDENT


         TEGAL JAPAN, INC.


         BY        /S/   JIM MCKIBBEN
                  PRESIDENT OR VICE PRESIDENT


         TEGAL ITALY, SRL


         BY        /S/  KATHY PETRINI
                  PRESIDENT OR VICE PRESIDENT

   ACCEPTED:

   SECURED PARTY:



   /S/   ORIN HIRSCHMAN
   ORIN HIRSCHMAN